Northwestern Mutual Series Fund, Inc.
Large Company Value Portfolio
Supplement Dated July 1, 2025 to the
Summary Prospectus for the Large Company Value Portfolio Dated May 1, 2025
The following information supplements the Summary Prospectus for the Large Company Value Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2025 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Large Company Value Portfolio
Effective July 1, 2025, Kevin Toney joined Brian Woglom, Philip Sundell, and Adam Krenn as a co-portfolio manager for the Large Company Value Portfolio. Accordingly, the “Portfolio Managers” information set forth under the “Summary – PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2005 and has served as a manager for the Portfolio since 2016.
Philip Sundell, CFA, Vice President and Portfolio Manager, joined American Century in 1997 and began managing the Portfolio in April 2019.
Adam Krenn, CFA, Vice President and Senior Investment Analyst, joined American Century in 2011 and began managing the Portfolio in February 2022.
Kevin Toney, CFA, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager, joined American Century in 1999 and has served as manager for the Portfolio since 2025.”
Please retain this Supplement for future reference.